UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 5, 2019

1st Franklin Financial Corporation
(Exact name of registrant as specified in its charter)

Georgia	2-27985	58-0521233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

135 East Tugalo Street, P.O. Box 880, Toccoa, Georgia		30577
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(706) 886-7571

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: `

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement.

On May 31,  2019, 1st Franklin Financial Corporation (the “Company”) entered into a Ninth Amendment (the “Ninth Amendment”) to that certain Loan and Security Agreement, originally dated as of September 11, 2009 (as heretofore amended, the "Agreement"), by and among the Company, the subsidiary guarantors of the Company listed on the signature page thereto, Wells Fargo Bank, N.A., as agent for the lenders, and the other financial institutions from time to time party thereto.  The following description of the Ninth Amendment is qualified in its entirety by reference to the full text of the Ninth Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

The Ninth Amendment has the following changes:

•Deletes the original Senior Debt to Capital Base Ratio in Section 6.4(d) effective March 31, 2019.

•Tangible Net Worth Section 6.4(f) is hereby amended and restated as follows:  As of the end of each calendar month, a Tangible Net Worth of a least $200,000,000 (such amount to be increased on an annual basis upon Agent’s receipt of Borrowers’ net income (less Permitted Tax Distributions, Insurance Premium Dividends and dividends permitted pursuant to Section 7.2(e)) for the prior fiscal year, commencing with the fiscal year ending December 31, 2019).

•Total Liabilities to Tangible Net Wor6th Ration Section 6.4(g) amended and restated as follows:  As of the end of each calendar month, a Total Liabilities to Tangible Net Worth Ratio of not more than 3.00 to 1.00.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

10.1

Ninth Amendment to Loan and Security Agreement, dated as of May 31, 2019, by and among the Company, the subsidiary guarantors listed on the signature page thereto, Wells Fargo Bank, N.A., as agent for the lenders, and the financial institutions from time to time party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST FRANKLIN FINANCIAL CORPORATION

By:  /s/ A. Roger Guimond

Name:  A. Roger Guimond

Title:    Executive Vice President and

             Chief Financial Officer

Date:  June 5, 2019